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Money Market Select Fund
U.S. Government Money Market Select Fund
Supplement Dated July 29, 2010
To the Statement of Additional Information dated May 1, 2010

Disclosure of Portfolio Holdings Section

The entire “Disclosure of Portfolio Holdings” section beginning on page 4 of the Statement of Additional Information is hereby replaced with the following:

DISCLOSURE OF PORTFOLIO HOLDINGS

     The U.S. Gov’t Money Market Fund and the Portfolio publicly disclose portfolio holdings information as follows:

1.        a complete list of holdings for the U.S. Gov’t Money Market Fund and the Portfolio on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter;

2.        a complete list of holdings for the U.S. Gov’t Money Market Fund and the Portfolio as of the end of its first and third fiscal quarters in publicly available filings of Form N-Q with the SEC within sixty days of the end of the fiscal quarter; and

3.        a complete list of holdings for the U.S. Gov’t Money Market Fund and the Portfolio as of the end of each business day on the Funds’ website on the following business day.

     Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the U.S. Gov’t Money Market Fund or Portfolio. The Funds and Portfolio have adopted a Policy and Procedures for Disclosure of Portfolio Holdings Information (the “Holdings Policy”). The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. The Manager has determined that selective disclosure of nonpublic holdings information for the U.S. Gov’t Money Market Fund and Portfolio does not pose a significant risk of harm to Fund shareholders and Portfolio interest holders. Because of the nature of money market securities, interested parties could not utilize holdings information to trade in a manner harmful to the Portfolio, the Funds and their shareholders. As noted above, a complete list of U.S. Gov’t Money Market Fund and Portfolio holdings is posted to the Funds’ website on a daily basis on the following business day. Selective disclosure of holdings information as of the same business day is not restricted by the Holdings Policy. However, there may be certain situations in which disclosure of nonpublic holdings would not be in the best interests of Fund shareholders. Therefore, the Manager may at its discretion place restrictions on the disclosure of holdings under certain circumstances.

Third Party Service Providers. The Funds and Portfolio have ongoing arrangements with a variety of third party service providers that require access to Fund and Portfolio holdings to provide services necessary to the Portfolio’s and Funds’ operations (“service providers”). These service providers routinely receive complete portfolio holdings information prior to the public disclosure of such information.  The service providers have a duty to keep the Funds’ and Portfolio’s nonpublic information confidential either through written contractual arrangements with the Portfolio, the Funds or the Manager or by the nature of their role with respect to the Portfolio and Funds.  The Funds and Portfolio have determined that complete disclosure of nonpublic holdings information to the following categories of service providers fulfills a legitimate business purpose and is in the best interest of shareholders: investment managers, custodian banks, pricing services, fund accounting agents, independent registered public accounting firms, and securities lending agents. The Funds and Portfolio have ongoing arrangements to provide nonpublic holdings information to the following service providers: the Manager, State Street, and Ernst & Young LLP.  State Street serves as the Trust’s custodian, accounting agent, and pricing agent.  State Street has access to complete Fund and Portfolio holdings on a daily basis with no lag.  Ernst & Young serves as the Funds’ and Portfolio’s independent registered public accounting firm and has access to the complete list of holdings on an annual basis with no lag.  In addition, Ernst & Young may be provided with holdings information on an ad hoc basis when the Manager seeks their advice on matters related to those holdings.

     Certain third parties are provided with nonpublic information on particular holdings (not a complete list). These third parties include: broker-dealers, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds and Portfolio in the process of purchasing and selling portfolio securities receive limited holdings information on a current basis with no lag. From time to time, an issuer (or its agent) may contact the Funds or Portfolio requesting confirmation of ownership of the issuer’s securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds and Portfolio do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds and Portfolio would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

Rating and Ranking Organizations. The Funds and Portfolio have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds. The Funds and Portfolio have determined that complete disclosure of holdings information to rating and ranking organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. The Funds and Portfolio have arrangements with the following rating and ranking organizations for periodic disclosure of holdings and other related portfolio information:

Bloomberg	Moody’s Investors Service	Standard & Poor’s Ratings Services
Lipper/Thomson Reuters	Morningstar

      Rating and ranking organizations typically receive the U.S. Gov’t Money Market Fund’s and Portfolio’s holdings information after it has been made public.  Because the Manager has determined that selective disclosure of nonpublic U.S. Gov’t Money Market Fund and Portfolio holdings information does not pose a significant risk of harm, rating and ranking organizations are not required to provide confidentiality assurances with respect to such information that they may receive.

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